EXHIBIT 4.1

                          FORM COMMON STOCK CERTIFICATE


         Number                                               Shares
         T
                           THE TRANSLATION GROUP, LTD.


Common Stock
$.001 Par Value                                            CUSIP 893745 109

              Incorporated under the Laws of the State of Delaware


THIS CERTIFIES THAT



IS THE OWNER OF

                     Fully paid and non-assessable shares of
                   Common Stock of The Translation Group, Ltd

(hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                              [SEAL]
/s/                                                        /s/
Secretary                                                  President

                                     Countersigned and Registered
                                     American Stock Transfer & Trust Company
                                                 (New York)

                                     By:
                                        Authorized Signature





Reverse Side of Stock Certificate

                           THE TRANSLATION GROUP, LTD.

         The Corporation will furnish to any shareholder a full statement of the powers, designations, limitations and relative participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the rights and preferences between the shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class. In addition, it contains the usual information relating to transfer of the stock represented by the certificate and it allows for completion of information required in connection with any such transfer.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common      UNIF FIT MIN ACT-________Custodian__________
                                                      (Cust)           (Minor)

TEN ENT - as tenants by the
          entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with right of          Act__________________________
survivorship and not as tenants in common                    (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________


________________________________________________


_______________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


_______________________________________________________________________________


_______________________________________________________________________________


______________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said shares on the books of the within Corporation with full power of substitution in the premises.


Dated_________________________      ___________________________________________

                                    NOTICE:  The  signature  to this  assignment
                                             must correspond with the name as as
                                             written   upon   the  face  of  the
                                             Certificate,  in every  particular,
                                             without  alteration or  enlargement
                                             or any change whatever.